UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2004

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, or registrant’s principal executive offices)

Item 12. Results of Operations and Financial Condition

On July 27, 2004, Arthur J. Gallagher & Co. (“AJG”) issued a press release setting forth AJG’s second quarter 2004 earnings. A copy of AJG’s press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

(99) Press release, dated July 27, 2004, issued by Arthur J. Gallagher & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

By:	/s/ Douglas K. Howell
Douglas K. Howell
Vice President and Chief Financial Officer

Dated: July 27, 2004